PBHG Funds
                             PBHG Focused Value Fund
                            PBHG Large Cap Value Fund
                             PBHG Mid-Cap Value Fund
                            PBHG Small Cap Value Fund
                        PBHG Strategic Small Company Fund
                          Supplement dated May 8, 2002
                        To Prospectus dated July 16, 2001
                   (as previously supplemented March 12, 2002)


         Pilgrim Baxter Value Investors, Inc. ("Value Investors"), a wholly-owned subsidiary of Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), has been merged into Pilgrim Baxter. As a result, Pilgrim Baxter as adviser for the funds listed above now also performs the duties previously performed by Value Investors as sub-adviser. The same portfolio managers continue to be responsible for the day-to-day management of the funds.